UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street, 14th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2024, MeiraGTx Holdings plc (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). A total of 55,418,638 of the Company’s ordinary shares were present in person or represented by proxy at the Annual Meeting, representing approximately 86.2% of the Company’s ordinary shares outstanding as of the April 9, 2024 record date. Following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2024.

Item 1 – Election of three Class III directors to hold office until the Company’s annual general meeting of shareholders to be held in 2027 and until their respective successors have been duly elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTES
Alexandria Forbes, Ph.D.	49,571,369	107,699	5,739,570
Keith R. Harris, Ph.D.	49,441,446	237,622	5,739,570
Lord Mendoza	49,532,964	146,104	5,739,570

Item 2 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
49,265,710	367,185	46,173	5,739,570

Item 3 – Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
22,316,288	83,774	27,230,167	48,839	5,739,570

Item 4 – Ratification, by ordinary resolution, of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAINED
55,297,970	90,474	30,194

Based on the above voting results, the director nominees named above were elected and Items 2 and 4 were approved. With respect to the voting results for Item 3, the frequency of future advisory votes on the compensation of the Company’s named executive officers that received the greatest number of shareholder votes was “3 YEARS”. In light of this result, which is consistent with the Board of Directors’ recommendation, the Company has determined to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers every 3 years until such time as the next advisory (non-binding) vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the Company’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024

MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officer

3